UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2006

STIFEL FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-9305 (Commission File Number)	43-1273600 (IRS Employer Identification No.)

One Financial Plaza
501 North Broadway
St. Louis, Missouri 63102-2102
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (314) 342-2000

___________________________N/A___________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 9, 2006, Stifel Financial Corp. announced its results for the three months ended March 31, 2006. A copy of the related press release is attached hereto as Exhibit 99.1.

Stifel Financial Corp. will hold a conference call on Tuesday, May 9, 2006, at 10:00 a.m. EDT. This conference call will be a Web cast that can be accessed on the Investor Relations portion of the Stifel Financial Corp. website at www.stifel.com, as well as on all sites within Thomson/CCBN's Investor Distribution Network. To participate on the call, please dial 888-676-3684 and request the Stifel Financial Corp. earnings call. A copy of the conference call slides are attached hereto as Exhibit 99.2.

The exhibit 99.1 and 99.2 are "furnished" pursuant to Item 2.02 "Results of Operations and Financial Condition," is not to be considered "filed" under the Securities Exchange Act of 1934, as amended, ("Exchange Act") and shall not be incorporated by reference into any filing by Stifel Financial Corp. under the Securities Act of 1933, as amended, ("Securities Act") or the Exchange Act.

Items 9.01 Financial Statements and Exhibits.

(c) Exhibits:

The following exhibit is "furnished" pursuant to Item 12 "Disclosure of Results of Operations and Financial Condition," is not to be considered "filed" under the Securities Exchange Act of 1934, as amended, ("Exchange Act") and shall not be incorporated by reference into any filing by Stifel Financial Corp. under the Securities Act of 1933, as amended, ("Securities Act") or the Exchange Act.

Exhibit 99.1:  Stifel Financial Corp.'s press release dated May 9, 2006.

Exhibit 99.2:  Stifel Financial Corp.'s investor presentation dated May 9, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.
Date: May 9, 2006	By: /s/ James M. Zemlyak
Name: James M. Zemlyak
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Stifel Financial Corp.'s press release dated May 9, 2006.
99.2	Stifel Financial Corp.'s Investor Presentation dated May 9, 2006.